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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                November 27, 1996


          CAPITAL REALTY INVESTORS TAX EXEMPT FUND LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          1-9793                                  52-1483643
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(Commission File Number)                (IRS Employer Identification No.)


11200 Rockville Pike, Rockville, Maryland              20852
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(Address of principal executive offices)             (Zip Code)


                                 (301) 468-9200
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              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS
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     As described in the following News Release, a majority of investors in
Capital Realty Investors Tax Exempt Fund Limited Partnership approved the merger with affiliates of Capital Apartment Properties, Inc.


                                                                    NEWS RELEASE
                                                           For Immediate Release

CONTACT:  James T. Pastore
          202-546-6451
          Susan T. Backman
          301-231-0231

                        Investors approve CRITEF mergers

     ROCKVILLE, MD, Nov.27. 1996 -- (AMEX: CRA, CRB, CRL) -- A majority of investors in each of the CRITEF partnerships today approved the mergers of CRITEF-I, CRITEF-II and CRITEF-III with affiliates of Capital Apartment Properties, Inc. (CAPREIT). The percentages of Beneficial Assignee Certificates
(BACs) voting to approve the mergers were 56.7% for CRITEF I and CRITEF II (voting together) and 61.4% for CRITEF III. The mergers are expected to close as soon as practicable.

     In the mergers, holders of CRITEF BACs will receive a total of approximately $166 million in cash for their interests. CRITEF-I BAC holders will receive $15.42 per BAC, CRITEF-II BAC holders will receive $15.11 per BAC and CRITEF-III BAC holders will receive $15.73 per BAC, all subject to upward adjustment based on Available Cash (as defined in the Merger Agreements).

     Record holders will receive instructions on how to redeem their BACs from the redemption agent after the mergers close. In order to receive these proceeds, record holders must send their original certificates plus the required letters of transmittal to the redemption agent. Street name investors need take no action to redeem their BACs, they will receive their share of the merger proceeds through their brokerage accounts.

     There are two CRITEF partnerships with three series of securities that trade on the American Stock Exchange

One partnership is:
- Capital Realty Investors Tax Exempt Fund Limited Partnership, Series I (CRITEF-I) (AMEX:CRA);
- Capital Realty Investors Tax Exempt Fund Limited Partnership, Series II (CRITEF-II) (AMEX:CRB).
The second partnership is:
-    Capital Realty Investors Tax Exempt Fund III Limited Partnership (CRITEF-
     III) (AMEX:CRL).

     After the closing of the mergers, the interests of all BAC holders will be cancelled and the partnerships de-listed.









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ITEM 5.   OTHER EVENTS - Continued
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     The CRITEF partnerships together hold 18 tax-exempt mortgage revenue bonds used to finance multifamily housing communities. Formed by C.R.I., Inc. in 1986 and 1987, the partnerships began trading on the American Stock Exchange on July 1, 1993.

     CAPREIT, based in Rockville, Maryland, is a self-managed private real estate investment trust. CAPREIT owns 30 multifamily communities containing 7,512 units located in 10 states. In addition, CAPREIT manages another 39 apartment communities (including 14 of the CRITEF communities) for third-party owners. The largest investor in CAPREIT is Apollo Real Estate Investment Fund, L.P.

















































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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Capital Realty Investors Tax Exempt Fund
                                Limited Partnership
                                (Registrant)

                              By:  CRITEF Associates Limited Partnership,
                                     General Partner

                              By:  C.R.I., Inc., Managing General Partner


November 27, 1996                  /s/ Deborah K. Browning
------------------            By:--------------------------------------
Date                               Deborah K. Browning
                                   Vice President/Chief Accounting
                                     Officer








































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